UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2009

COLONIAL PROPERTIES TRUST
 (Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COLONIAL REALTY LIMITED PARTNERSHIP
 (Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama	35202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 3, 2009, the Audit Committee of the Board of Trustees (the “Board”) of Colonial Properties Trust (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009 and the engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009. The dismissal of PricewaterhouseCoopers LLP is effective as of August 4, 2009 and the engagement of Deloitte & Touche LLP is effective as of August 4, 2009.

The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for the fiscal year ended December 31, 2008, which was included in the Company’s 2008 Annual Report on Form 10-K, and for the fiscal year ended December 31, 2007, which was included in the Company’s 2008 Annual Report on Form 10-K, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2008 and 2007, and through August 4, 2009, (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2008 and 2007, and through August 4, 2009, neither the Company nor anyone on its behalf consulted with Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Deloitte & Touche LLP to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PricewaterhouseCoopers LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers LLP agrees with the above statements that are related to PricewaterhouseCoopers LLP. A copy of PricewaterhouseCoopers LLP’s letter, dated August 4, 2009, is attached hereto as Exhibit 16.1.

* * *

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.

The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.

This Current Report on Form 8-K is being furnished on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Colonial Properties Trust and Colonial Realty Limited Partnership, as applicable.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)    Shell Company Transactions.

Not applicable.

(d)    Exhibits.

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

16.1	Letter, dated August 4, 2009, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: August 5, 2009

By: /s/ C. Reynolds Thompson, III
       Name: C. Reynolds Thompson, III
       Title: President and Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

Date: August 5, 2009

By: /s/ C. Reynolds Thompson, III
       Name: C. Reynolds Thompson, III
       Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter, dated August 4, 2009, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.